Exhibit 99.1

Old National Bancorp
One Main Street
Evansville, IN 47708	Media: Kathy A. Schoettlin (812) 465-7269
oldnational.com	Investors: Lynell J. Walton (812) 464-1366

Old National reports 3rd quarter earnings of $77.9 million,
or $0.47 per share

Evansville, Ind. (October 19, 2020)

Old National Bancorp (NASDAQ: ONB) reports 3Q20 net income of $77.9 million, diluted EPS of $0.47.
Adjusted[1] net income of $76.4 million, or $0.46 per diluted share.
CEO COMMENTARY:

 “Our excellent 3rd quarter results are not only a testament to our ONB Way strategy and the overall strength of our organization, they are an indicator of the strength and resiliency of the clients and communities we serve,” said Chairman and CEO Jim Ryan. “More specifically, our quarterly success was driven by very strong commercial production throughout the franchise and outstanding credit metrics that actually resulted in net recoveries.”

THIRD QUARTER HIGHLIGHTS2:

Net income	•Net income of $77.9 million
•Earnings per diluted share of $0.47

Net interest income/NIM	•Net interest income on a fully taxable equivalent basis of $149.0 million compared to $149.0 million
•Net interest margin on a fully taxable equivalent basis of 3.03% compared to 3.14%

Operating Performance	•Pre-provision net revenue[1] (“PPNR”) of $93.5 million
•Adjusted PPNR[1] of $94.6 million, up 3.4% over third quarter of 2019
•Noninterest expense of $120.2 million
•Adjusted noninterest expense[1] of $114.2 million
•Efficiency ratio[1] of 55.93%
•Adjusted efficiency ratio[1] of 53.06%, a 73 basis point improvement

Loans and Credit Quality	•End-of-period total loans[3] of $13,977.6 million compared to $13,738.2 million
◦Commercial real estate loans grew $298.2 million
•Third-quarter total commercial production, excluding PPP loans, of $977.8 million
•Provision for credit losses of $0.0 million
•September 30 pipeline of $2.9 billion
•Net recoveries of $3.0 million compared to net charge-offs of $0.5 million
•Non-performing loans of 1.15% of total loans compared to 1.04%

Return Profile & Capital	•Return on average common equity of 10.79%
•Return on average tangible common equity[1] of 17.88%
•Adjusted return on average tangible common equity[1] of 17.54%
•No shares of common stock were repurchased during the current quarter

Notable Items	•$2.9 million in ONB Way charges
•$3.1 million in tax credit amortization

1 Non-GAAP financial measure that Management believes is useful in evaluating the financial results of the Company – please refer to the Non GAAP reconciliations contained in this release 2 Comparisons are on a linked-quarter basis, unless otherwise noted 3 Includes loans held for sale

RESULTS OF OPERATIONS

Old National Bancorp reported third quarter 2020 net income of $77.9 million, or $0.47 per diluted share.

Included in the third quarter were pre-tax charges of $2.9 million for the ONB Way. Excluding these charges from the current quarter and netting out debt securities gains, adjusted net income was $76.4 million, or $0.46 per diluted share.

LOANS
Strong commercial production drove total loan balances higher.

•Period-end total loans were $13,977.6 million at September 30, 2020, an increase of $239.4 million when compared to the $13,738.2 million at June 30, 2020.
•Commercial real estate loans increased $298.2 million to $5,701.5 million, or 22.1% annualized growth.
•Commercial and industrial loans decreased $42.9 million to $4,264.6 million.
•Consumer loans decreased $14.4 million to $1,661.1 million and residential mortgage loans increased $36.0 million to $2,265.3 million.
•Total commercial loan production in the third quarter, excluding $20 million in PPP loan production, was $977.8 million; period-end pipeline totaled $2.9 billion.
•Average total loans in the third quarter were $13,849.0 million, an increase of $398.9 million from the second quarter of 2020.

DEPOSITS
A low-cost core deposit franchise continues to be one of Old National’s strengths.

•Period-end total deposits were $16,506.5 million at September 30, 2020, an increase of $187.1 million when compared to the $16,319.4 million at June 30, 2020.
•Noninterest-bearing deposits increased to $5,463.0 million at September 30, 2020 from $5,217.7 million at June 30, 2020.
•On average, total deposits in the third quarter were $16,436.8 million, compared to $15,652.8 million in the second quarter of 2020.

NET INTEREST INCOME AND MARGIN
Net interest income unchanged while net interest margin is lower as decline in asset yields outpaces decline in deposit and funding costs.

•Net interest income remained unchanged at $145.6 million in the third quarter of 2020 when compared to the second quarter of 2020.
•The net interest margin on a fully taxable equivalent basis decreased 11 basis points to 3.03% compared to 3.14% in the second quarter of 2020.
•PPP interest and net fees combined to have a positive impact of $8.8 million to net interest income in the third quarter while having a net neutral impact to the interest margin.
•Accretion income was $5.4 million, or 11 basis points of net interest margin, in the third quarter of 2020 compared to $5.8 million, or 12 basis points of net interest margin, in the second quarter of 2020. In the third quarter of 2020, accretion income was 2.6% of adjusted total revenue.
•Interest collected on nonaccrual loans was $1.0 million, or 2 basis points of net interest margin, in the third quarter of 2020 compared to $0.6 million, or 1 basis point of net interest margin, in the second quarter of 2020.
•The cost of total deposits declined 4 basis points to 0.13% in the third quarter of 2020 while the cost of total interest-bearing deposits decreased 6 basis points to 0.19%.

CREDIT QUALITY
Strong credit quality remains a hallmark of the Old National franchise.
•Old National recorded no provision for credit losses in the third quarter of 2020, compared to $22.5 million in the second quarter.

•Net recoveries in the third quarter were $3.0 million, compared to net charge-offs of $0.5 million in the second quarter.

•30-89 day delinquencies were 0.20% at the end of the third quarter.
•Non-performing loans increased as a percentage of total loans to 1.15%.
•Loans acquired from previous acquisitions were recorded at fair value at the acquisition date. As of September 30, 2020, the remaining discount on these acquired loans was $56.0 million.
•The allowance for credit losses was $131.4 million, or 0.95% of total loans at September 30, 2020.

NONINTEREST INCOME
Noninterest income increased due to a rebound in deposit service charges and continued strength in mortgage banking revenue.

•Total noninterest income for the third quarter of 2020 was $64.7 million, an increase of $6.3 million from the second quarter of 2020.
•Service charges on deposit accounts increased $1.1 million and mortgage banking revenue increased $0.8 million when compared to the second quarter of 2020.
•Gains on sales of debt securities increased $4.4 million when compared to the second quarter of 2020.

NONINTEREST EXPENSE
Third quarter results demonstrate benefit of The ONB Way, helping drive positive operating leverage1.

•Noninterest expense for the third quarter of 2020 was $120.2 million and included $2.9 million in ONB Way charges and $3.1 million in tax credit amortization.
•Excluding these items, adjusted noninterest expense for the third quarter was $114.2 million, compared to the $115.0 million in adjusted noninterest expense in the second quarter of 2020.
•The third quarter efficiency ratio was 55.93%, while the adjusted efficiency ratio was 53.06%.
•Adjusted operating leverage1 was +298 basis points for the third quarter of 2020 as compared to the third quarter of 2019.

INCOME TAXES

•On a fully taxable-equivalent basis, income tax expense in the third quarter was $15.6 million, resulting in a 16.6% FTE tax rate.
•Income tax expense included $3.7 million in tax credit benefit.

CAPITAL AND LIQUIDITY
Capital ratios remain strong.

•At the end of the third quarter, total risk-based capital was 13.10% and regulatory tier 1 capital was 12.10%.
•Tangible common equity to tangible assets was 8.58% at the end of the third quarter compared to 8.45% in the second quarter of 2020.
•The Company did not repurchase any shares of common stock during the third quarter.
•A low loan to deposit ratio of 84.7%, combined with existing funding sources plus available unencumbered, high-quality collateral, provides strong liquidity.

NON-GAAP RECONCILIATIONS

($ in millions, except EPS, shares in 000s)	3Q20	Adjustments[4]	Adjusted 3Q20
Total Revenues (FTE)	$213.7	$(4.9)	$208.8
Less: Provision for Credit Losses	—	—	—
Less: Noninterest Expenses	(120.2)	2.9	(117.3)
Income before Income Taxes (FTE)	$93.5	$(2.0)	$91.5
Income Taxes	(15.6)	0.5	(15.1)
Net Income	$77.9	$(1.5)	$76.4
Average Shares Outstanding	165,419	—	165,419
Earnings Per Share - Diluted	$0.47	$(0.01)	$0.46
4 Tax-effect calculations use the current statutory FTE tax rates (federal + state)

($ in millions)	3Q20	2Q20
Net Interest Income	$145.6	$145.6
Add: FTE Adjustment	3.4	3.4
Net Interest Income (FTE)	$149.0	$149.0
Average Earning Assets	$19,654.3	$19,007.7
Net Interest Margin (FTE)	3.03%	3.14%

($ in millions)	3Q20	3Q19
Net Interest Income	$145.6	$153.1
Add: FTE Adjustment	3.4	3.2
Net Interest Income (FTE)	$149.0	$156.3
Add: Total Noninterest Income	64.7	53.9
Less: Noninterest Expense	120.2	122.6
Pre-Provision Net Revenue	$93.5	$87.6
Less: Debt Securities Gains	(4.9)	(0.4)
Add: ONB Way Charges	2.9	1.8
Add: Merger and Integration Charges	—	1.3
Add: Amortization of Tax Credit Investments	3.1	1.2
Adjusted Pre-Provision Net Revenue	$94.6	$91.5

($ in millions)	3Q20	2Q20	3Q19
Noninterest Expense	$120.2	$120.2	$122.6
Less: ONB Way Charges	(2.9)	(4.9)	(1.8)
Less: Merger and Integration Charges	—	—	(1.3)
Noninterest Expense less Charges	$117.3	$115.3	$119.5
Less: Amortization of Tax Credit Investments	(3.1)	(0.3)	(1.2)
Adjusted Noninterest Expense	$114.2	$115.0	$118.3
Less: Intangible Amortization	(3.4)	(3.6)	(4.2)
Adjusted Noninterest Expense Less Intangible Amortization	$110.8	$111.4	$114.1
Net Interest Income	$145.6	$145.6	$153.1
FTE Adjustment	3.4	3.4	3.2
Net Interest Income (FTE)	$149.0	$149.0	$156.3
Total Noninterest Income	64.7	58.5	53.9
Total Revenue (FTE)	$213.7	$207.5	$210.2
Less: Debt Securities Gains/Losses	(4.9)	(0.5)	(0.4)
Add: Loss on Branch Actions	—	0.1	—
Adjusted Total Revenue (FTE)	$208.8	$207.1	$209.8
Efficiency Ratio	55.93%	56.29%	56.44%
Adjusted Efficiency Ratio	53.06%	53.79%	54.40%
Operating Leverage[5] (basis points)	357
Adjusted Operating Leverage[6] (basis points)	298
         5 Year-over-year basis point change in noninterest expenses plus change in total revenue
         6 Year-over-year basis point change in adjusted noninterest expense plus change in adjusted total revenue

($ in millions)	3Q20	2Q20
Net Income	$77.9	$51.7
Add: Intangible Amortization (net of tax7)	2.6	2.7
Tangible Net Income	$80.5	$54.4
Less: Securities Gains/Losses (net of tax7)	(3.7)	(0.4)
Add: Loss on Branch Actions (net of tax7)	—	0.1
Add: ONB Way Charges (net of tax7)	2.2	3.7
Adjusted Tangible Net Income	$79.0	$57.8
Average Total Shareholders’ Equity	2,889.5	2,845.4
Less: Average Goodwill	(1,037.0)	(1,037.0)
Less: Average Intangibles	(50.9)	(54.4)
Average Tangible Shareholders’ Equity	$1,801.6	$1,754.0
Return on Average Tangible Common Equity	17.88%	12.41%
Adjusted Return on Average Tangible Common Equity	17.54%	13.18%
7Tax-effect calculations use the current statutory FTE tax rates (federal + state)

CONFERENCE CALL AND WEBCAST
Old National will host a conference call and live webcast at 9:00 a.m. Central Time on Monday, October 19, 2020, to review third-quarter 2020 financial results. The live audio web cast of the call, along with the corresponding presentation slides, will be available on the Company’s Investor Relations web page at oldnational.com and will be archived there for 12 months. A replay of the call will also be available from Noon Central Time on October 19 through November 2. To access the replay, dial 1-855-859-2056, Conference ID Code 1086029.

ABOUT OLD NATIONAL
Old National Bancorp (NASDAQ: ONB), the holding company of Old National Bank, is the largest bank holding company headquartered in Indiana. With $22.5 billion in assets, it ranks among the top 100 banking companies in the U.S. and has been recognized as a World’s Most Ethical Company by the Ethisphere Institute for nine consecutive years.  Since its founding in Evansville in 1834, Old National Bank has focused on community banking by building long-term, highly valued partnerships and keeping our clients at the center of all we do. This is an approach to business that we call The ONB Way. Today, Old National’s footprint includes Indiana, Kentucky, Michigan, Minnesota and Wisconsin. In addition to providing extensive services in retail and commercial banking, Old National offers comprehensive wealth management, investment and capital market services. For more information and financial data, please visit Investor Relations at oldnational.com.

USE OF NON-GAAP FINANCIAL MEASURES
This earnings release contains GAAP financial measures and non-GAAP financial measures where management believes it to be helpful in understanding Old National’s results of operations or financial position. Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure, can be found in the tables of this release.

FORWARD-LOOKING STATEMENT
This press release contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  These statements include, but are not limited to, descriptions of Old National Bancorp’s (“Old National’s”) financial condition, results of operations, asset and credit quality trends and profitability.  Forward-looking statements can be identified by the use of the words “anticipate,” “believe,” “expect,” “intend,” “could” and “should,” and other words of similar meaning.  These forward-looking statements express management’s current expectations or forecasts of future events and, by their nature, are subject to risks and uncertainties, such as statements about the potential impacts of the COVID-19 pandemic. There are a number of factors that could cause actual results to differ materially from those in such statements.  Factors that might cause such a difference include, but are not limited to: the severity, magnitude and duration of the COVID-19 pandemic, including impacts of the pandemic and of businesses’ and governments’ responses to the pandemic on our operations and personnel, and on commercial activity and demand across our and our customers’ businesses; market, economic, operational, liquidity, credit and interest rate risks associated with Old National’s business(including developments and volatility arising from the COVID-19 pandemic); competition; government legislation and policies (including the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act and its related regulations); ability of Old National to execute its business plan, including the anticipated impact from the ONB Way strategic plan that may differ from current estimates; changes in the economy which could materially impact credit quality trends and the ability to generate loans and gather deposits; failure or circumvention of our internal controls; failure or disruption of our information systems; significant changes in accounting, tax or regulatory practices or requirements, including the impact of the CECL standard as well as changes to address the impact of COVID-19; new legal obligations or liabilities or unfavorable resolutions of litigations; disruptive technologies in payment systems and other services traditionally provided by banks; computer hacking and other cybersecurity threats; other matters discussed in this press release; and other factors identified in our Annual Report on Form 10-K and other periodic filings with the SEC.  These forward-looking statements are made only as of the date of this press release, and Old National does not undertake an obligation to release revisions to these forward-looking statements to reflect events or conditions after the date of this press release.

Financial Highlights (unaudited)
($ and shares in thousands, except per share data)

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,	September 30,
	2020	2020	2019	2020	2019
Income Statement
Net interest income	$145,573	$145,671	$153,096	$435,015	$455,374
Tax equivalent adjustment (1)	3,379	3,367	3,171	10,069	9,659
Net interest income - tax equivalent basis	148,952	149,038	156,267	445,084	465,033
Provision for loan losses (4)	—	22,545	1,437	39,495	3,483
Noninterest income	64,759	58,461	53,961	180,722	151,591
Noninterest expense	120,234	120,121	122,585	399,099	373,744
Net income	77,944	51,705	69,781	152,289	189,021

Per Common Share Data
Weighted average diluted shares	165,419	165,302	171,551	166,370	173,527
Net income (diluted)	$0.47	$0.32	$0.41	$0.92	$1.09
Cash dividends	0.14	0.14	0.13	0.42	0.39
Common dividend payout ratio (2)	30%	44%	32%	46%	35%
Book value	$17.67	$17.35	$16.66	$17.67	$16.66
Stock price	12.56	13.76	17.20	12.56	17.20
Tangible common book value (3)	11.10	10.75	10.18	11.10	10.18

Performance Ratios
Return on average assets	1.40%	0.96%	1.39%	0.95%	1.26%
Return on average common equity	10.79%	7.27%	9.91%	7.11%	9.12%
Return on tangible common equity (3)	17.56%	12.27%	16.85%	11.66%	15.31%
Return on average tangible common equity (3)	17.88%	12.41%	17.01%	12.12%	16.00%
Net interest margin (FTE)	3.03%	3.14%	3.57%	3.15%	3.58%
Efficiency ratio (5)	55.93%	56.29%	56.44%	63.11%	58.65%
Net charge-offs (recoveries) to average loans	(0.09)%	0.02%	0.03%	0.04%	0.02%
Allowance for loan losses to ending loans (4)	0.95%	0.94%	0.47%	0.95%	0.47%
Non-performing loans to ending loans	1.15%	1.04%	1.31%	1.15%	1.31%

Balance Sheet (EOP)
Total loans	$13,892,509	$13,615,701	$12,017,648	$13,892,509	$12,017,648
Total assets	22,460,476	22,102,188	20,438,788	22,460,476	20,438,788
Total deposits	16,506,494	16,319,446	14,448,352	16,506,494	14,448,352
Total borrowed funds	2,725,731	2,641,436	2,831,863	2,725,731	2,831,863
Total shareholders' equity	2,921,149	2,864,255	2,832,530	2,921,149	2,832,530

Capital Ratios (3)
Risk-based capital ratios (EOP):
Tier 1 common equity	12.10%	11.70%	12.03%	12.10%	12.03%
Tier 1	12.10%	11.70%	12.03%	12.10%	12.03%
Total	13.10%	12.68%	12.97%	13.10%	12.97%
Leverage ratio (to average assets)	8.15%	8.12%	8.79%	8.15%	8.79%

Total equity to assets (averages)	12.97%	13.16%	13.98%	13.33%	13.84%
Tangible common equity to tangible assets	8.58%	8.45%	8.95%	8.58%	8.95%

Nonfinancial Data
Full-time equivalent employees	2,484	2,530	2,778	2,484	2,778
Banking centers	162	162	192	162	192

(1) Calculated using the federal statutory tax rate in effect of 21% for all periods.
(2) Cash dividends per share divided by net income per share (basic).
(3) Represents a non-GAAP financial measure. Refer the "Non-GAAP Measures" table for reconciliations to GAAP financial measures.
(4) Beginning January 1, 2020, calculation is based on current expected loss methodology. Prior to January 1, 2020, calculation was based on incurred loss methodology.
(5) Efficiency ratio is defined as noninterest expense before amortization of intangibles as a percent of FTE net interest income and noninterest revenues, excluding net gains from debt securities transactions. This presentation excludes amortization of intangibles and net debt securities gains, as is common in other company releases, and better aligns with true operating performance.
FTE - Fully taxable equivalent basis EOP - End of period actual balances				N/A - Not applicable

Income Statement (unaudited)
($ and shares in thousands, except per share data)

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,	September 30,
	2020	2020	2019	2020	2019
Interest income	$160,086	$161,974	$185,853	$490,059	$553,834
Less: interest expense	14,513	16,303	32,757	55,044	98,460
Net interest income	145,573	145,671	153,096	435,015	455,374
Provision for loan losses (1)	—	22,545	1,437	39,495	3,483
Net interest income after provision for loan losses	145,573	123,126	151,659	395,520	451,891

Wealth management fees	9,239	9,424	9,160	27,547	27,604
Service charges on deposit accounts	8,698	7,582	11,860	26,357	34,201
Debit card and ATM fees	5,276	4,832	5,370	15,106	16,292
Mortgage banking revenue	18,110	17,313	8,850	46,542	20,996
Investment product fees	5,351	4,845	5,244	16,070	16,106
Capital markets income	5,428	6,179	4,560	15,935	10,227
Company-owned life insurance	2,830	2,968	2,703	8,878	8,602
Other income	4,906	4,807	5,790	13,681	16,077
Gains (losses) on sales of debt securities	4,921	511	424	10,606	1,486
Total noninterest income	64,759	58,461	53,961	180,722	151,591

Salaries and employee benefits	69,860	66,556	71,729	215,589	214,478
Occupancy	13,930	13,245	11,934	42,308	41,071
Equipment	3,754	3,853	3,954	12,912	12,945
Marketing	2,140	2,395	4,105	7,632	12,267
Data processing	9,628	9,629	8,961	28,724	28,509
Communication	2,241	2,296	2,349	7,335	8,252
Professional fees	3,083	3,545	5,037	10,921	12,868
FDIC assessment	1,319	2,014	960	4,942	4,501
Amortization of intangibles	3,459	3,612	4,168	10,847	12,965
Amortization of tax credit investments	3,115	287	1,211	8,917	2,039
Other expense	7,705	12,689	8,177	48,972	23,849
Total noninterest expense	120,234	120,121	122,585	399,099	373,744

Income before income taxes	90,098	61,466	83,035	177,143	229,738
Income tax expense	12,154	9,761	13,254	24,854	40,717
Net income	$77,944	$51,705	$69,781	$152,289	$189,021

Diluted Earnings Per Share
Net income	$0.47	$0.32	$0.41	$0.92	$1.09

Average Common Shares Outstanding
Basic	164,773	164,732	170,746	165,748	172,807
Diluted	165,419	165,302	171,551	166,370	173,527

Common shares outstanding at end of period	165,333	165,093	170,031	165,333	170,031

(1) Beginning January 1, 2020, calculation is based on current expected loss methodology. Prior to January 1, 2020, calculation was based on incurred loss methodology.

Balance Sheet (unaudited)
($ in thousands)
	September 30,	June 30,	September 30,
	2020	2020	2019
Assets
Federal Reserve Bank account	$87,682	$54,807	$80,018
Money market investments	13,437	14,633	19,410
Investments:
Treasury and government-sponsored agencies	501,771	489,232	524,919
Mortgage-backed securities	3,382,280	3,304,054	3,248,367
States and political subdivisions	1,426,495	1,355,959	1,231,248
Other securities	462,958	512,375	490,389
Total investments	5,773,504	5,661,620	5,494,923
Loans held for sale, at fair value	85,091	122,507	58,285
Loans:
Commercial	4,264,568	4,307,505	2,950,559
Commercial and agriculture real estate	5,701,493	5,403,316	5,112,123
Consumer:
Home equity	549,115	547,286	555,905
Other consumer loans	1,112,034	1,128,296	1,162,438
Subtotal of commercial and consumer loans	11,627,210	11,386,403	9,781,025
Residential real estate	2,265,299	2,229,298	2,236,623
Total loans	13,892,509	13,615,701	12,017,648
Total earning assets	19,852,223	19,469,268	17,670,284

Allowance for loan losses (1)	(131,388)	(128,394)	(56,910)
Non-earning Assets:
Cash and due from banks	229,631	241,054	320,822
Premises and equipment, net	463,253	462,796	492,065
Operating lease right-of-use assets	77,482	80,400	102,976
Goodwill and other intangible assets	1,086,252	1,089,711	1,101,045
Company-owned life insurance	455,975	453,116	447,110
Other assets	427,048	434,237	361,396
Total non-earning assets	2,739,641	2,761,314	2,825,414
Total assets	$22,460,476	$22,102,188	$20,438,788

Liabilities and Equity
Noninterest-bearing demand deposits	$5,463,007	$5,217,678	$3,996,264
Interest-bearing:
Checking and NOW accounts	4,588,432	4,567,046	3,936,318
Savings accounts	3,287,302	3,166,680	2,863,718
Money market accounts	1,904,404	1,895,809	1,821,989
Other time deposits	1,206,658	1,321,499	1,704,238
Total core deposits	16,449,803	16,168,712	14,322,527
Brokered CD's	56,691	150,734	125,825
Total deposits	16,506,494	16,319,446	14,448,352

Federal funds purchased and interbank borrowings	1,259	801	240,589
Securities sold under agreements to repurchase	399,141	367,744	337,551
Federal Home Loan Bank advances	2,087,648	2,035,014	2,001,960
Other borrowings	237,683	237,877	251,763
Total borrowed funds	2,725,731	2,641,436	2,831,863
Operating lease liabilities	88,552	91,845	107,272
Accrued expenses and other liabilities	218,550	185,206	218,771
Total liabilities	19,539,327	19,237,933	17,606,258
Common stock, surplus, and retained earnings	2,771,865	2,715,212	2,774,016
Accumulated other comprehensive income (loss), net of tax	149,284	149,043	58,514
Total shareholders' equity	2,921,149	2,864,255	2,832,530
Total liabilities and shareholders' equity	$22,460,476	$22,102,188	$20,438,788
(1) Beginning January 1, 2020, calculation is based on current expected loss methodology. Prior to January 1, 2020, calculation was based on incurred loss methodology.

Average Balance Sheet and Interest Rates (unaudited)
($ in thousands)

	Three Months Ended			Three Months Ended			Three Months Ended
	September 30, 2020			June 30, 2020			September 30, 2019
	Average	Income (1)/	Yield/	Average	Income (1)/	Yield/	Average	Income (1)/	Yield/
Earning Assets:	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate
Money market and other interest-earning
investments	$137,880	$59	0.17%	$85,680	$34	0.16%	$63,142	$528	3.32%
Investments:
Treasury and government-sponsored agencies	454,005	2,457	2.17%	501,838	3,033	2.42%	682,940	4,341	2.54%
Mortgage-backed securities	3,342,284	17,478	2.09%	3,179,165	17,930	2.26%	3,019,322	18,589	2.46%
States and political subdivisions	1,383,765	11,860	3.43%	1,293,756	11,757	3.63%	1,172,017	10,896	3.72%
Other securities	487,405	2,922	2.40%	497,204	3,224	2.59%	499,308	4,049	3.24%
Total investments	5,667,459	34,717	2.45%	5,471,963	35,944	2.63%	5,373,587	37,875	2.82%
Loans: (2)
Commercial	4,274,894	33,223	3.04%	4,049,403	31,729	3.10%	3,018,638	35,428	4.59%
Commercial and agriculture real estate	5,546,486	55,891	3.94%	5,340,622	58,007	4.30%	5,037,909	71,604	5.56%
Consumer:
Home equity	551,380	4,336	3.13%	554,701	4,213	3.06%	557,607	7,102	5.05%
Other consumer loans	1,120,681	11,635	4.13%	1,135,943	11,530	4.08%	1,175,900	12,226	4.13%
Subtotal commercial and consumer loans	11,493,441	105,085	3.64%	11,080,669	105,479	3.83%	9,790,054	126,360	5.12%
Residential real estate loans	2,355,512	23,604	4.01%	2,369,407	23,884	4.03%	2,283,704	24,261	4.25%

Total loans	13,848,953	128,689	3.66%	13,450,076	129,363	3.82%	12,073,758	150,621	4.91%

Total earning assets	$19,654,292	$163,465	3.29%	$19,007,719	$165,341	3.46%	$17,510,487	$189,024	4.27%

Less: Allowance for loan losses (3)	(132,447)			(107,619)			(56,894)

Non-earning Assets:
Cash and due from banks	$346,343			$332,745			$264,145
Other assets	2,405,517			2,384,934			2,429,466

Total assets	$22,273,705			$21,617,779			$20,147,204

Interest-Bearing Liabilities:
Checking and NOW accounts	$4,607,427	$886	0.08%	$4,431,074	$1,075	0.10%	$3,895,654	$4,448	0.45%
Savings accounts	3,232,375	634	0.08%	3,060,012	736	0.10%	2,855,401	2,128	0.30%
Money market accounts	1,902,407	724	0.15%	1,844,488	910	0.20%	1,822,698	4,017	0.87%
Other time deposits	1,253,058	2,852	0.91%	1,378,115	3,786	1.10%	1,733,492	7,016	1.61%
Total interest-bearing deposits	10,995,267	5,096	0.18%	10,713,689	6,507	0.24%	10,307,245	17,609	0.68%
Brokered CD's	150,545	201	0.53%	68,149	291	1.72%	181,425	1,098	2.40%
Total interest-bearing deposits and CD's	11,145,812	5,297	0.19%	10,781,838	6,798	0.25%	10,488,670	18,707	0.71%

Federal funds purchased and interbank borrowings	18,347	12	0.25%	143,811	44	0.12%	254,971	1,484	2.31%
Securities sold under agreements to repurchase	385,149	160	0.16%	350,545	185	0.21%	340,158	715	0.83%
Federal Home Loan Bank advances	2,021,468	6,709	1.32%	2,144,497	6,844	1.28%	1,889,407	9,123	1.92%
Other borrowings	237,811	2,335	3.93%	251,738	2,432	3.87%	251,817	2,728	4.33%
Total borrowed funds	2,662,775	9,216	1.38%	2,890,591	9,505	1.32%	2,736,353	14,050	2.04%

Total interest-bearing liabilities	13,808,587	14,513	0.42%	13,672,429	16,303	0.48%	13,225,023	32,757	0.98%

Noninterest-Bearing Liabilities and Shareholders' Equity
Demand deposits	$5,291,037			$4,871,002			$3,841,867
Other liabilities	284,536			228,950			262,862
Shareholders' equity	2,889,545			2,845,398			2,817,452

Total liabilities and shareholders' equity	$22,273,705			$21,617,779			$20,147,204

Net interest rate spread			2.87%			2.98%			3.29%

Net interest margin (FTE)			3.03%			3.14%			3.57%

FTE adjustment		$3,379			$3,367			$3,171

(1) Interest income is reflected on a fully taxable equivalent basis (FTE).
(2) Includes loans held for sale.
(3) Beginning January 1, 2020, calculation is based on current expected loss methodology. Prior to January 1, 2020, calculation was based on incurred loss methodology.

Average Balance Sheet and Interest Rates (unaudited)
($ in thousands)

	Nine Months Ended			Nine Months Ended
	September 30, 2020			September 30, 2019
	Average	Income (1)/	Yield/	Average	Income (1)/	Yield/
Earning Assets:	Balance	Expense	Rate	Balance	Expense	Rate
Money market and other interest-earning
investments	$94,149	$442	0.63%	$60,071	$1,140	2.54%
Investments:
Treasury and government-sponsored agencies	513,055	9,187	2.39%	694,628	12,544	2.41%
Mortgage-backed securities	3,231,439	54,474	2.25%	2,763,406	54,991	2.65%
States and political subdivisions	1,317,136	35,026	3.55%	1,198,962	33,584	3.73%
Other securities	493,016	9,361	2.53%	497,854	12,553	3.36%
Total investments	$5,554,646	$108,048	2.59%	$5,154,850	$113,672	2.94%
Loans: (2)
Commercial	3,745,803	94,005	3.30%	3,067,830	109,290	4.70%
Commercial and agriculture real estate	5,359,254	176,337	4.32%	5,015,973	208,894	5.49%
Consumer:
Home equity	554,800	14,180	3.41%	567,953	22,089	5.20%
Other consumer loans	1,141,399	35,384	4.14%	1,189,988	36,436	4.09%
Subtotal commercial and consumer loans	10,801,256	319,906	3.96%	9,841,744	376,709	5.12%
Residential real estate loans	2,365,037	71,732	4.04%	2,263,595	71,972	4.24%

Total loans	13,166,293	391,638	3.93%	12,105,339	448,681	4.91%

Total earning assets	$18,815,088	$500,128	3.52%	$17,320,260	$563,493	4.32%

Less: Allowance for loan losses (3)	(107,860)			(56,442)

Non-earning Assets:
Cash and due from banks	$322,318			$242,938
Other assets	2,392,893			2,464,192

Total assets	$21,422,439			$19,970,948

Interest-Bearing Liabilities:
Checking and NOW accounts	$4,381,919	$4,820	0.15%	$3,829,213	$11,786	0.41%
Savings accounts	3,040,889	2,669	0.12%	2,889,977	6,556	0.30%
Money market accounts	1,843,902	4,141	0.30%	1,772,150	10,572	0.80%
Other time deposits	1,397,222	11,823	1.13%	1,784,200	21,299	1.60%
Total interest-bearing deposits	10,663,932	23,453	0.29%	10,275,540	50,213	0.65%
Brokered CD's	101,112	940	1.24%	194,985	3,457	2.37%
Total interest-bearing deposits and CD's	10,765,044	24,393	0.30%	10,470,525	53,670	0.69%

Federal funds purchased and interbank borrowings	184,397	1,296	0.94%	290,699	5,219	2.40%
Securities sold under agreements to repurchase	355,039	729	0.27%	344,294	2,048	0.80%
Federal Home Loan Bank advances	2,043,617	21,321	1.39%	1,753,283	29,093	2.22%
Other borrowings	243,255	7,305	4.00%	251,070	8,430	4.48%
Total borrowed funds	2,826,308	30,651	1.45%	2,639,346	44,790	2.27%

Total interest-bearing liabilities	13,591,352	55,044	0.54%	13,109,871	98,460	1.00%

Noninterest-Bearing Liabilities and Shareholders' Equity
Demand deposits	$4,710,969			$3,833,605
Other liabilities	263,841			263,799
Shareholders' equity	2,856,277			2,763,673

Total liabilities and shareholders' equity	$21,422,439			$19,970,948

Net interest rate spread			2.98%			3.32%

Net interest margin (FTE)			3.15%			3.58%

FTE adjustment		$10,069			$9,659

(1) Interest income is reflected on a fully taxable equivalent basis (FTE).
(2) Includes loans held for sale.
(3) Beginning January 1, 2020, calculation is based on current expected loss methodology. Prior to January 1, 2020, calculation was based on incurred loss methodology.

Asset Quality (EOP) (unaudited)
($ in thousands)

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,	September 30,
	2020	2020	2019	2020	2019

Beginning allowance for loan losses	$128,394	$106,380	$56,292	$54,619	$55,461
Impact of adopting ASC 326 on 1/1/2020 (1)	—	—	N/A	41,347	N/A

Provision for loan losses (1)	—	22,545	1,437	39,495	3,483

Gross charge-offs	(4,169)	(2,232)	(2,716)	(14,846)	(8,485)
Gross recoveries	7,163	1,701	1,897	10,773	6,451
Net (charge-offs) recoveries	2,994	(531)	(819)	(4,073)	(2,034)

Ending allowance for loan losses (1)	$131,388	$128,394	$56,910	$131,388	$56,910

Net charge-offs (recoveries) / average loans (2)	(0.09)%	0.02%	0.03%	0.04%	0.02%

Average loans outstanding (2)	$13,827,019	$13,435,260	$12,061,705	$13,150,805	$12,097,310

EOP loans outstanding (2)	13,892,509	13,615,701	12,017,648	13,892,509	12,017,648

Allowance for loan losses / EOP loans (1)(2)	0.95%	0.94%	0.47%	0.95%	0.47%

Underperforming Assets:
Loans 90 Days and over (still accruing)	$90	$779	$703	$90	$703

Non-performing loans:
Nonaccrual loans (3)	137,611	125,546	138,498	137,611	138,498
TDRs still accruing	22,037	16,582	18,884	22,037	18,884
Total non-performing loans	159,648	142,128	157,382	159,648	157,382

Foreclosed properties	1,248	1,786	2,941	1,248	2,941

Total underperforming assets	$160,986	$144,693	$161,026	$160,986	$161,026

Classified and Criticized Assets:
Nonaccrual loans (3)	137,611	125,546	138,498	137,611	138,498
Substandard accruing loans	189,524	192,433	145,987	189,524	145,987
Loans 90 days and over (still accruing)	90	779	703	90	703
Total classified loans - "problem loans"	$327,225	$318,758	$285,188	$327,225	$285,188

Other classified assets	3,860	2,565	2,556	3,860	2,556
Criticized loans - "special mention loans"	272,859	220,300	233,519	272,859	233,519

Total classified and criticized assets	$603,944	$541,623	$521,263	$603,944	$521,263

Non-performing loans / EOP loans (2)	1.15%	1.04%	1.31%	1.15%	1.31%

Allowance to non-performing loans (1)(4)	82%	90%	36%	82%	36%

Under-performing assets / EOP loans (2)	1.16%	1.06%	1.34%	1.16%	1.34%

EOP total assets	$22,460,476	$22,102,188	$20,438,788	$22,460,476	$20,438,788

Under-performing assets / EOP assets	0.72%	0.65%	0.79%	0.72%	0.79%

EOP - End of period actual balances
(1) Beginning January 1, 2020, calculation is based on current expected loss methodology. Prior to January 1, 2020, calculation was based on incurred loss methodology.
(2) Excludes loans held for sale.
(3) Includes non-accruing TDRs totaling $7.7 million at September 30, 2020, $11.3 million at June 30, 2020, and $21.8 million at September 30, 2019.
(4) Includes acquired loans that were recorded at fair value in accordance with ASC 805 at the date of acquisition. As such, the credit risk was incorporated in the fair value recorded and no allowance for loan losses was recorded for 2019 quarter ends.

Non-GAAP Measures (unaudited)
($ in thousands)

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,	September 30,
	2020	2020	2019	2020	2019
Actual End of Period Balances
GAAP shareholders' equity	$2,921,149	$2,864,255	$2,832,530	$2,921,149	$2,832,530

Deduct:
Goodwill	1,036,994	1,036,994	1,036,994	1,036,994	1,036,994
Intangibles	49,258	52,717	64,051	49,258	64,051
	1,086,252	1,089,711	1,101,045	1,086,252	1,101,045

Tangible shareholders' equity	$1,834,897	$1,774,544	$1,731,485	$1,834,897	$1,731,485

Average Balances
GAAP shareholders' equity	$2,889,545	$2,845,398	$2,817,452	$2,856,277	$2,763,673

Deduct:
Goodwill	1,036,994	1,036,994	1,036,306	1,036,994	1,036,274
Intangibles	50,926	54,449	66,047	54,488	70,361
	1,087,920	1,091,443	1,102,353	1,091,482	1,106,635

Average tangible shareholders' equity	$1,801,625	$1,753,955	$1,715,099	$1,764,795	$1,657,038

Actual End of Period Balances
GAAP assets	$22,460,476	$22,102,188	$20,438,788	$22,460,476	$20,438,788

Add:
Trust overdrafts	17	15	24	17	24

Deduct:
Goodwill	1,036,994	1,036,994	1,036,994	1,036,994	1,036,994
Intangibles	49,258	52,717	64,051	49,258	64,051
	1,086,252	1,089,711	1,101,045	1,086,252	1,101,045

Tangible assets	$21,374,241	$21,012,492	$19,337,767	$21,374,241	$19,337,767

Risk-weighted assets	$14,445,341	$14,416,184	$13,975,295	$14,445,341	$13,975,295

GAAP net income	$77,944	$51,705	$69,781	$152,289	$189,021

Add:
Amortization of intangibles (net of tax)	2,595	2,708	3,145	8,152	9,780

Tangible net income	$80,539	$54,413	$72,926	$160,441	$198,801

Tangible Ratios
Return on tangible common equity	17.56%	12.27%	16.85%	11.66%	15.31%
Return on average tangible common equity	17.88%	12.41%	17.01%	12.12%	16.00%
Return on tangible assets	1.51%	1.04%	1.51%	1.00%	1.37%
Tangible common equity to tangible assets	8.58%	8.45%	8.95%	8.58%	8.95%
Tangible common equity to risk-weighted assets	12.70%	12.31%	12.39%	12.70%	12.39%
Tangible common book value (1)	11.10	10.75	10.18	11.10	10.18

Tangible common equity presentation includes other comprehensive income as is common in other company releases.
(1) Tangible common shareholders' equity divided by common shares issued and outstanding at period-end.

Tier 1 capital	$1,748,150	$1,686,714	$1,681,457	$1,748,150	$1,681,457

Risk-weighted assets	14,445,341	14,416,184	13,975,295	14,445,341	13,975,295

Tier 1 common equity to risk-weighted assets	12.10%	11.70%	12.03%	12.10%	12.03%